Exhibit 99.2

(Add Letter Head)

GREEN RAIN ENERGY HOLDINGS INC.

REQUEST FOR SUPPORTING DOCUMENTATION

LEGACY CONSULTING AGREEMENTS — PREDECESSOR MANAGEMENT REVIEW

Date: ____________________

To: [Consultant Name / Entity]
Address: ___________________________

Re: Request for Documentation Supporting Prior Business Consultant / Consulting and Services Agreements

Dear [Consultant Name],

Green Rain Energy Holdings Inc., (the “Company”) is currently conducting an internal audit and financial review in connection with a change in management and the merger of a new business into the Company.

As part of this transition, current management is undertaking a comprehensive review of legacy agreements entered into by predecessor management, including Business Consultant Agreements and Consulting and Services Agreements that may have been compensated through Convertible Promissory Notes or other equity-linked instruments.

The purpose of this review is to validate historical corporate records, confirm service completion, and ensure compliance with applicable accounting standards (GAAP), securities regulations, and audit requirements.

Current management was not involved in the negotiation or supervision of these legacy agreements and therefore must independently verify the underlying performance and documentation associated with such contracts.

Interim Accounting & Disclosure Treatment

Please be advised that, pending completion of the Company’s validation review, certain legacy consulting agreements and related convertible debt instruments issued under predecessor management may continue to be reflected in the Company’s financial statements and disclosures on an interim and conditional basis.

Such interim treatment does not constitute acknowledgment, confirmation, or acceptance by current management regarding the validity, enforceability, or completeness of any legacy agreement or related obligation.

The purpose of this documentation request is to assist the Company in determining whether such obligations should be:

•	confirmed and maintained as recorded,

•	modified or reclassified,

•	settled or renegotiated, or

•	adjusted or removed based on supporting evidence.

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Accordingly, we respectfully request the following information.

1. Evidence of Services Performed

Please provide all available documentation demonstrating services rendered under your agreement, including but not limited to:

•	Written deliverables (reports, presentations, designs, code, marketing materials, outreach lists, or similar work product)

•	Emails or correspondence showing work performed

•	Invoices, billing statements, or monthly summaries

•	Activity reports or milestone updates

•	Completion certificates or written confirmations

•	Any correspondence acknowledging acceptance or completion by prior management

2. Consultant Representations

Please provide:

•	A Consultant Representation Letter confirming that services were performed in accordance with the agreement

•	Non-affiliate representation (if applicable)

•	Confirmation of independent contractor status at the time services were rendered

3. Convertible Note / Compensation Documentation

Where compensation involved a Convertible Promissory Note or equity-linked instrument, please provide:

•	Executed copies of notes and amendments

•	Documentation supporting valuation of services at time of issuance

•	Description of how compensation terms were determined

•	Evidence linking the compensation instrument to completed services

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4. Conversion and Securities Documentation (If Applicable)

If any conversion or share issuance occurred, please provide:

•	Notices of conversion

•	Conversion calculation schedules

•	Transfer agent correspondence or confirmations

•	Rule 144 analysis or legal opinion (if available)

•	Documentation related to any subsequent sale or transfer of shares issued

5. Additional Validation Information Required for Audit Review

To assist in validating predecessor-era contracts, please provide:

•	Timeline of services performed and completion dates

•	Identification of individuals who directed or approved the work under prior management

•	Description of measurable outcomes or deliverables achieved

•	Confirmation that no undisclosed side agreements existed

•	Corporate registration or tax documentation (W-9 or equivalent)

•	Beneficial ownership disclosure, if securities were issued as compensation

•	Disclosure of any relationship with former officers, directors, or affiliates of the Company

6. Management Certification

Following review, the Company may request acknowledgment confirming service completion and authenticity of submitted records for audit support purposes.

Important Notice

This request is part of a post-transition corporate review and should not be interpreted as a challenge to the validity of any agreement or compensation previously issued. Rather, the Company is seeking to properly document historical transactions for financial reporting and audit compliance.

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Submission Deadline

Please submit all requested documentation no later than:

[Insert Date]

Email submissions may be sent to:

[Company Contact Information]

The Company appreciates your cooperation and assistance in completing this legacy review process.

Sincerely,

GREEN RAIN ENERGY HOLDINGS INC.

Authorized Officer
Title: ___________________________
Email: ___________________________

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